                                                                    EXHIBIT 10.2



                               AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 2 dated as of July 12, 2002, by and among Rouge Steel Company, a Delaware corporation ("Borrower"), Rouge Industries, Inc., a Delaware corporation ("RII"), QS Steel Inc., a Michigan corporation ("QS"), Eveleth Taconite Company, a Minnesota corporation ("Eveleth", and together with RII and QS, each individually a "Guarantor" and collectively, "Guarantors"), the financial institutions from time to time parties thereto as lenders, whether by execution of the Loan Agreement (as hereinafter defined) or an Assignment and Acceptance (each individually, a "Lender" and collectively, "Lenders") and Congress Financial Corporation, a Delaware corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

     WHEREAS, Agent, Lenders, Borrower and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated March 13, 2001, by and among Agent, Lenders, Borrower and Guarantors, as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated as of November 21, 2001, by and among Agent, Lenders, Borrower and Guarantors (as so amended, as further amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

     WHEREAS, Borrower and Guarantors have advised Agent and Lenders that Borrower intends to enter into certain financing arrangements with Cleveland-Cliffs, Inc ("Cleveland" as hereinafter further defined) pursuant to which Cleveland will make a $10,000,000 term loan to Borrower secured by assets and properties of Borrower and Guarantors; and

     WHEREAS, Borrower and Guarantors have advised Agent and Lenders that Borrower intends (i) to amend the Pellet Sale Agreement (as hereinafter defined) pursuant to which Borrower purchases iron ore pellets from a wholly owned subsidiary of Cleveland, The Cleveland-Cliffs Iron Company ("Cleveland Subsidiary" as hereinafter further defined) as set forth in the letter agreement, dated of even date herewith, by and between Cleveland Subsidiary and Borrower and (ii) to grant Cleveland Subsidiary a security interest in and lien upon certain iron ore pellets supplied by Cleveland Subsidiary to Borrower and the proceeds thereof to secure the unpaid purchase price with respect to such pellets; and

     WHEREAS, Borrower and Guarantors have requested that Agent and Lenders consent to certain financing agreements between Borrower and Cleveland and agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 2.  Definitions.

     2.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

          (a) "Amendment No. 2" shall mean this Amendment No. 2 to the Loan and Security Agreement by and among Borrower, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (b) "Amended Intercreditor Agreement" shall mean the Amended and Restated Intercreditor and Subordination Agreement, dated of even date herewith, by and among Agent, Cleveland, Cleveland Subsidiary and Ford, as acknowledged by Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (c) "Cleveland" shall mean Cleveland-Cliffs, Inc., an Ohio corporation, and its successors and assigns.

          (d) "Cleveland Loan Agreement" shall mean the Subordinated Loan and Security Agreement, dated of even date herewith, by and among Borrower, Guarantors and Cleveland, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (e) "Cleveland Loan Documents" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the Cleveland Loan Agreement, (ii) the Note, dated of even date herewith, issued by Borrower payable to Cleveland in the original principal amount of up to $10,000,000 and (iii) all agreements, documents and instruments at any time executed and/or delivered by Borrower or any Guarantor or any other person to, with or in favor of Cleveland in connection with or related to the Cleveland Loan Agreement.

          (f) "Cleveland Subsidiary" shall mean The Cleveland-Cliffs Iron Company, an Ohio corporation, and its successors and assigns.

          (g) "Cleveland Subsidiary Collateral" shall mean (i) the Cleveland Subsidiary Priority Collateral and (ii) any and all proceeds thereof.

          (h) "Cleveland Subsidiary Inventory Payable" shall mean at any time the aggregate amount of the accounts payable owed by Borrower or any Guarantor to Cleveland Subsidiary at such time for the purchase by Borrower or such Guarantor of iron ore pellets delivered by Cleveland Subsidiary to Borrower pursuant to Sections 3(b), (c) or (d) of the Pellet Sale Amendment (as in effect on the date hereof).

          (i) "Cleveland Subsidiary Documents" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the Pellet Sale Agreement, (ii) the Cleveland Subsidiary PMSI Agreement and (iii) all agreements, documents and instruments at any time executed and/or delivered by Borrower or any Guarantor or any other person to, with or in favor of Cleveland Subsidiary in connection with or related to the foregoing.

          (j) "Cleveland Subsidiary PMSI Agreement" shall mean the letter agreement, dated of even date herewith, by and between Cleveland Subsidiary and Borrower with respect to the purchase money security interests in the Cleveland Subsidiary Collateral granted by Borrower to Cleveland Subsidiary, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (k) "Cleveland Subsidiary Priority Collateral" shall mean, collectively, (i) the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower pursuant to Sections 3(b), (c) or (d) of the Pellet Sale Amendment (as in effect on the date hereof) then in the possession of Borrower, located at 3001 Miller Road, Dearborn, Michigan 48121, and which (A) have not been paid for by Borrower, (B) are segregated from iron ore pellets of Borrower obtained by Borrower from any other supplier (but not segregated from iron ore pellets that have ceased to be Cleveland Subsidiary Priority Collateral having been paid for by Borrower), (C) are clearly identified as iron ore pellets supplied by Cleveland Subsidiary and (D) are subject to the first priority security interest and lien of Cleveland Subsidiary and are reported by Cleveland Subsidiary to Agent as iron ore pellets subject to the first priority security interest and lien of Cleveland Subsidiary, and (ii) identifiable cash proceeds arising from the sale by Cleveland Subsidiary of such pellets and any insurance proceeds payable in respect of any loss to such pellets, provided, that, in no event shall the Cleveland Subsidiary Priority Collateral include any amounts at any time deposited in or received in the lockbox or blocked account established by Borrower or any Guarantor in connection with the Financing Agreements or otherwise with respect to Borrower's financing arrangements with Agent and Lenders for the handling of collections of Receivables or other assets and the remittance thereof to Agent, or any Inventory manufactured using any iron ore pellets supplied by Cleveland Subsidiary, or Accounts arising from the sale of such Inventory or any iron ore pellets reported by Borrower, or Cleveland Subsidiary to Agent as pellets which are not Cleveland Subsidiary Priority Collateral.

          (l) "Pellet Sale Agreement" shall mean the Pellet Sale and Purchase and Trade Agreement, dated January 1, 1991, by and between Cleveland Subsidiary and Borrower, as amended by letter agreements dated as of July 1, 1996, April 7, 1997, June 3, 1997, March 31, 1998, August 17, 2001, and the Pellet Sale Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (m) "Pellet Sale Amendment" shall mean the letter agreement, entered into on the date hereof and dated as of May 16, 2002, by and between Cleveland Subsidiary and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (n) "Permitted Cleveland Payment" shall mean (a) any regularly scheduled payment of principal or interest in respect of the amounts owed to Cleveland in accordance with the terms of the Cleveland Loan Agreement (as in effect on the date hereof) and (b) any payment required to be made by Borrower pursuant to Section 4(c)(ii) of the Cleveland Loan Agreement (as in effect on the date hereof).

     2.2  Amendments to Definitions.

          (a) The definition of "Eligible Accounts" set forth in Section 1.26 is hereby amended to add a new sentence to the end of such definition as follows:

          "Notwithstanding anything to the contrary contained herein, except as Agent may otherwise elect, any Accounts owing by Cleveland or Cleveland Subsidiary or any of their respective Affiliates to Borrower shall not be deemed to be Eligible Accounts."

          (b) The definition of "Eligible Inventory" set forth in Section 1.27 is hereby amended:

               (i) to add the following new subsection (k) to the end of the second sentence of such definition as follows:

          "and (k) any iron ore pellets which are shipped and delivered by Cleveland Subsidiary to Borrower except any such iron ore pellets which would otherwise be deemed Eligible Inventory which is shipped and delivered by Cleveland Subsidiary may nevertheless be considered Eligible Inventory so long as (i) such pellets are not Cleveland Subsidiary Priority Collateral, (ii) Agent shall have received a written statement from Cleveland Subsidiary substantially in the form required under Section 4.3 of the

          Intercreditor Agreement that such pellets are not subject to any claim, lien, security interest, retention of title or other encumbrance of Cleveland Subsidiary and such pellets are not subject to any claim, lien, security interest, retention of title or other encumbrance of Cleveland Subsidiary or any other party, and (iii) Agent shall have received a written statement from Borrower substantially in the form required under Section 7.1 hereof that such pellets are not subject to any claim, lien, security interest, retention of title or other encumbrance of Cleveland Subsidiary."

               (ii) to add the following to the end of such definition:

          "Without limiting any of the other rights and remedies of Agent or any Lender hereunder, at any time on or after the occurrence of an Event of Default or any act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred, at Agent's option, any Inventory consisting of iron ore pellets shall not be included in Eligible Inventory."

          (c) The definition of "Reserves" set forth in Section 1.86 is hereby amended to delete the period at the end of the first sentence of such definition and to add the following clause (e) on to the end of such sentence as follows:

          "or (e) to reflect (i) any discrepancies between (A) the amount of Cleveland Subsidiary Priority Collateral or the amount of Inventory purchased by Borrower from Cleveland Subsidiary that is owned by Borrower free and clear of any security interest, lien, claim or other encumbrance of Cleveland Subsidiary, as reported to Agent by Borrower or (B) the amount of Cleveland Subsidiary Priority Collateral or the amount of Inventory purchased by Borrower from Cleveland Subsidiary that is owned by Borrower free and clear of any security interest, lien, claim or other encumbrance of Cleveland Subsidiary, as reported to Agent by Cleveland Subsidiary, (ii) the failure of Borrower to report any of such amounts to Agent in accordance with Section 7.1 hereof or (iii) the failure of Cleveland Subsidiary to report any of such amounts to Agent in accordance with Section 4.3 of the Amended Intercreditor Agreement."

     2.3 Interpretation. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 2.

Section 3. Amendments to Loan Agreement.

     3.2  Collateral Reporting.

          (a) Section 7.1(a)(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                    "(ii) as soon as possible after the end of each week (but in any event within two (2) Business Days after the end thereof), on a weekly basis, a Borrowing Base Certificate setting forth the calculation of the Borrowing Base as of the immediately preceding day as to the Accounts and as of the last Business Day of the immediately preceding week as to Inventory, duly completed and executed by the chief financial officer or other appropriate financial officer of Borrower reasonably acceptable to Agent including (A) the schedules required pursuant to the terms of the Borrowing Base Certificate, (B) a calculation of the aggregate amount of the Ford Inventory Payable as of as of the last Business Day of the immediately preceding week, (C) a calculation of the aggregate amount of Inventory purchased from or supplied by Ford as of as of the last Business Day of the immediately preceding week, (D) a calculation of the Cleveland Subsidiary Inventory Payable as of the last Business Day of the immediately preceding week, and (E) a calculation of the aggregate amount of all Inventory of Borrower consisting of iron ore pellets as of the last Business Day of the immediately preceding week,"

          (b) Section 7.1(a)(iii) of the Loan Agreement is hereby amended to add the following clauses (F), (G), (H) and (I) on to the end of such Section as follows:

          "(F) a roll forward with respect to all Inventory consisting of iron ore pellets setting forth: (1) the total dollar values and quantities of such iron ore pellets shipped and delivered to Borrower during the immediately preceding month, (2) the total dollar values and quantities of such Inventory that was used in Borrower's operations during the immediately preceding month and (3) the total dollar value and quantity of such iron ore pellets as of the last Business Day of the immediately preceding month, (G) a roll forward with respect to the Cleveland Subsidiary Priority Collateral setting forth: (1) the total dollar values and quantities of Cleveland Subsidiary Priority Collateral shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) and (d) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) during the immediately preceding month, (2) the total dollar values and quantities of the Cleveland Subsidiary Priority Collateral that ceased to be Cleveland Subsidiary Priority Collateral during the immediately preceding month and (3) the total dollar value and quantity of the Cleveland Subsidiary Priority Collateral as of the last Business Day of the immediately preceding month, (H) a roll forward with respect to the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) or (d) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) that have been paid for in full by Borrower and accordingly have ceased to be Cleveland Subsidiary Priority Collateral setting forth: (1) the total dollar values and quantities of the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) and (d) of the Pellet Sale Amendment (as in effect on the date of Amendment No.
          2) that were paid for in full by Borrower during the immediately preceding month, (2) the total dollar values and quantities of such iron ore pellets that were used in Borrower's operations during the immediately preceding month and (3) the total dollar value and quantity of such iron ore pellets as of the last Business Day of the immediately preceding month, and (I) a roll forward with respect to the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Section 3(e) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) that are owned by Borrower free and clear of any claim, lien, security interest, retention of title or other encumbrance of Cleveland Subsidiary, setting forth: (1) the total dollar values and quantities of the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Section 3(e) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) during the immediately preceding month, (2) the total dollar values and quantities of such iron ore pellets that were used in Borrower's operations during the immediately preceding month and (3) the total dollar value and quantity of such iron ore pellets as of the last Business Day of the immediately preceding month;"

          (c) Section 7.1(a)(v) of the Loan Agreement is hereby deleted and replaced with the following new Sections 7.1(a)(v) and 7.1(a)(vi):

                    "(v) as soon as possible after the end of each week (but in any event within two (2) Business Days after the end thereof), on a weekly basis, a written statement, substantially in the form attached to Amendment No. 2 as Exhibit A, duly completed and executed by the chief financial officer or other appropriate financial officer of Borrower reasonably satisfactory to Agent, with a roll forward attached thereto which shall include the following: (i) all Inventory consisting of iron ore pellets setting forth: (A) the total dollar values and quantities of such iron ore pellets shipped and delivered to Borrower during the immediately preceding week, (B) the total dollar values and quantities of such Inventory that was used in Borrower's operations during the immediately preceding week and (C) the total dollar value and quantity of such iron ore pellets as of the last Business Day of the immediately preceding week, (ii) the Cleveland Subsidiary Priority Collateral setting forth: (A) the total dollar values and quantities of Cleveland Subsidiary Priority Collateral shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) and (d) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) during the immediately preceding week, (B) the total dollar values and quantities of the Cleveland Subsidiary Priority Collateral that ceased to be Cleveland Subsidiary Priority Collateral during the immediately preceding week and (C) the total dollar value and quantity of the Cleveland Subsidiary Priority Collateral as of the last Business Day of the immediately preceding week, (iii) the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) or (d) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) that have been paid for in full by Borrower and accordingly have ceased to be Cleveland Subsidiary Priority Collateral setting forth: (A) the total dollar values and quantities of the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) and (d) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) that were paid for in full by Borrower during the immediately preceding week, (B) the total dollar values and quantities of such iron ore pellets that were used in Borrower's operations during the immediately preceding week and (C) the total dollar value and quantity of such iron ore pellets as of the last Business Day of the immediately preceding week, and (iv) the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Section 3(e) of the Pellet Sale Amendment (as in effect on the date of Amendment No. 2) that are owned by Borrower free and clear of any claim, lien, security interest, retention of title or other encumbrance of Cleveland Subsidiary, setting forth: (A) the total dollar values and quantities of the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Section 3(e) of the Pellet Sale Amendment (as in effect on the date of Amendment No.
          2) during the immediately preceding week, (B) the total dollar values and quantities of such iron ore pellets that were used in Borrower's operations during the immediately preceding week and (C) the total dollar value and quantity of such iron ore pellets as of the last Business Day of the immediately preceding week; provided, that, at any time during the months of November, December, January, February and March of each fiscal year, at Agent's option, Borrower shall deliver the information described above in this Section 7.1(a)(v) on a daily basis for the immediately preceding day; and

          (vi) such other reports as to the Collateral as Agent shall reasonably request from time to time."

     3.3 Encumbrances. Section 9.8 of the Loan Agreement is hereby amended to add new Sections 9.8(l) and 9.8(m) to the end thereof as follows:

               "(l) the security interests and liens on the Collateral in favor of Cleveland to secure the Indebtedness permitted under Section 9.9(i) hereof; provided, that, such security interests and liens are and at all times shall be junior and subordinate in all respects to the security interests and liens of Agent therein on terms and conditions acceptable to Agent;

               (m) the purchase money security interests in the Cleveland Subsidiary Collateral in favor of Cleveland Subsidiary to secure the Indebtedness permitted under Section 9.9(j) hereof; provided, that, such purchase money security interest is and at all times shall be junior and subordinate in all respects to the security interests and liens of Agent thereon in accordance with the terms and conditions of the Amended Intercreditor Agreement, except, as to the Cleveland Subsidiary Priority Collateral."

     3.4  Indebtedness.

     (a)  Section 9.9(h) of the Loan Agreement is hereby amended as follows:

          (i) to delete the reference to the phrase "Ford Intercreditor Agreement" in Section 9.9(h)(iii) of the Loan Agreement and substitute "Amended Intercreditor Agreement" therefor, and

          (ii) to delete each reference to the parenthetical "(as each is in effect on the date of Amendment No. 1)" in such Section and substitute "(as each is in effect on the date of Amendment No. 2)" therefor.

     (b) Section 9.9 of the Loan Agreement is hereby amended to add new Sections 9.9(i) and 9.9(j) to the end thereof as follows:

               "(i) secured Indebtedness of Borrower to Cleveland pursuant to the Cleveland Loan Documents (as each is in effect on the date of Amendment No. 2); provided, that,

                    (i) the principal amount of such Indebtedness shall not exceed $10,000,000 (less the aggregate amount of all repayments in respect thereof) plus interest thereon at the rate provided for in the Cleveland Loan Documents as in effect on the date of Amendment No. 2,

                    (ii) Agent shall have received true, correct and complete copies of the Cleveland Loan Documents,

                    (iii) such Indebtedness shall be subject to, and subordinate in right of payment to, the right of Agent and Lenders to receive the prior payment and satisfaction in full of all of the Obligations in accordance with the terms of the Amended Intercreditor Agreement,

                    (iv) Borrower and Guarantors shall not, directly or indirectly, make any payments in respect of such Indebtedness, except, that, Borrower and Guarantors may make any Permitted Cleveland Payment (but not any prepayments, non-mandatory payments or any payments pursuant to claims of breach or to acquire any such Indebtedness or otherwise) unless and until Agent or any Lender shall have given Cleveland written notice that either (1) an Event of Default under the Financing Agreements has occurred or (2) after giving effect to any payment made, or to be made, in accordance with the Cleveland Loan Documents, an Event of Default or other act, condition event which with notice or passage of time or both shall constitute an Event of Default exists or would exist;

                    (v) Borrower and Guarantors shall not, (A) directly or indirectly, amend, modify, alter or change any of the terms of such Indebtedness or any of the Cleveland Loan Documents, as in effect on the date of Amendment No. 2 or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and

                    (vi) Borrower and Guarantors shall furnish to Agent all notices or demands in connection with such Indebtedness either received by Borrower or any Guarantor or on its or their behalf promptly after the receipt thereof, or sent by Borrower or any Guarantor or on its or their behalf concurrently with the sending thereof, as the case may be; and

               (j) the Indebtedness of Borrower to Cleveland Subsidiary arising from shipments of iron ore pellets made by Cleveland Subsidiary to Borrower in accordance with Sections 3(b), (c) and (d) of the Pellet Sale Amendment (as is in effect on the date of Amendment No. 2); provided, that,

                    (i) Agent shall have received true, correct and complete copies of the Cleveland Subsidiary Documents,

                    (ii) such Indebtedness shall be subject to the rights of Agent and Lenders in accordance with the terms of the Amended Intercreditor Agreement,

                    (iii) such Indebtedness shall only be secured by the Cleveland Subsidiary Collateral in accordance with Section 9.8(m) hereof;

                    (iv) Borrower and Guarantors shall not, directly or indirectly, make any payments in respect of such Indebtedness, except Borrower may make, payments in the ordinary course of business, in respect of the Cleveland Subsidiary Debt arising from the sale of iron ore pellets by Cleveland Subsidiary to Borrower in accordance with the terms of the Pellet Sale Agreement (as in effect on the date of Amendment No. 2);

                    (v) Borrower and Guarantors shall not, (A) directly or indirectly, amend, modify, alter or change, without the prior written consent of Agent: (1) the Cleveland Subsidiary PMSI Agreement (as in effect on the date of Amendment No. 2), or (2) Section 3 of the Pellet Sale Amendment (as in effect on the date hereof) except, that, Borrower or Guarantors may amend, modify, alter or change the payment dates or the method of payment set forth in Section 3 thereof, or (3) any terms or conditions of the Pellet Sale Agreement (as in effect on the date hereof) which relate to any security interest, lien, transfer or retention of title or other encumbrance in favor of Cleveland Subsidiary or its affiliates, or affect the rights and remedies of Agent or Lenders with respect to any assets or properties of Borrower or Guarantors or otherwise or

          (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sum for such purpose, and

                    (vi) Borrower and Guarantors shall furnish to Agent: (A) all notices or demands in connection with such Indebtedness either received by Borrower or any Guarantor or on its or their behalf promptly after the receipt thereof, or sent by Borrower or any Guarantor or on its or their behalf concurrently with the sending thereof, as the case may be and (B) written notice of, and deliver to Agent, copies of all amendments, modifications, alterations or changes to the Cleveland Subsidiary Agreements and any and all documents, agreements, instruments and any other information related thereto."

     3.5 Loans, Investments, Guarantees, Etc. Section 9.10 of the Loan Agreement is hereby amended to add a new Section 9.10(o) to the end thereof as follows:

               "(o) secured guarantees by Guarantors in favor of Cleveland with respect to the obligations of Borrower to Cleveland permitted under
          Section 9.9(i) hereof; provided, that, such Indebtedness shall be subject to and subordinated in right of payment to, the right of Agent and Lenders to receive prior payment and satisfaction in full of all of the Obligations in accordance with the terms of the Amended Intercreditor Agreement."

     3.6 Events of Default. Section 10.1 of the Loan Agreement is hereby amended to add to add new Sections 10.1(r), 10.1(s), 10.1(t) and 10.1(u) to the end thereof as follows:

               "(r) the occurrence of any event of default, or act, condition or event which with notice or passage of time would constitute an event of default, under the Cleveland Loan Documents shall exist or have occurred and be continuing;

               (s) the occurrence of any event of default, or act, condition or event which with notice or passage of time would constitute an event of default, under the Cleveland Subsidiary Documents shall exist or have occurred and be continuing; or

               (t) the failure of Cleveland, Ford or Cleveland Subsidiary to comply with the terms of the Amended Intercreditor Agreement."

     3.7 Schedule 8.4 to Loan Agreement. Schedule 8.4 to the Loan Agreement shall be amended to include the UCC financing statements by and between Borrower, as debtor and Banc One Leasing, as secured party which are attached hereto as Exhibit A hereto.

     Section 4.  Special Availability Reserve.

     4.1 Without limiting any rights or remedies of Agent or any Lender under the Loan Agreement or any of the other Financing Agreements with respect to the establishment of Reserves or otherwise, but subject to the terms and conditions thereof, and in addition to any other Reserves, as of the date hereof, a Reserve has been established in the amount equal to $1,000,000 (the "Special Availability Reserve").

     4.2 For so long as the Special Availability Reserve shall be in effect, the term Reserves as used in the Loan Agreement and the other Financing Agreements shall be deemed to include, in addition and not in limitation, the Special Availability Reserve.

     Section 5. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, Borrower and each Guarantor hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of Amendment No. 2 and shall be incorporated into and made a part of the Financing Agreements):

     5.1 Cleveland Loan Documents.

          (a) The Cleveland Loan Documents, the Cleveland Subsidiary Documents and the transactions contemplated under each have been duly executed, delivered and performed by Borrower in accordance with their terms in all respects and the Cleveland Loan Documents and the Cleveland Subsidiary Documents are effective.

          (b) Neither the execution and delivery of the Cleveland Loan Documents and the Cleveland Subsidiary Documents by Borrower or any of the instruments and documents to be delivered pursuant thereto, nor the consummation by Borrower of the transactions contemplated therein, nor compliance by Borrower with the provisions therein contemplated, has violated or will violate any law or regulation or any order or decree (in each case, applicable to Borrower) of any court or governmental instrumentality that could reasonably be expected to have a Material Adverse Effect or does or will conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or instrument to which Borrower or any Guarantor is a party or may be bound that could reasonably be expected to have a Material Adverse Effect, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets and property of Borrower or any Guarantor (except as specifically contemplated in the Cleveland Loan Documents and the Cleveland Subsidiary Documents) or violate any provision of the Certificate of Incorporation or By-Laws of Borrower or any Guarantor.

          (c) All actions and proceedings required by the Cleveland Loan Documents, the Cleveland Subsidiary Documents, or any applicable law or regulation to be taken by Borrower have been taken and the transactions contemplated thereunder have been duly and validly consummated. Borrower and Guarantors have received all necessary consents and approvals of third parties to the transactions contemplated by the Cleveland Loan Documents and the Cleveland Subsidiary Documents.

          (d) Borrower has delivered, or caused to be delivered, to Agent true, correct and complete copies of the Cleveland Loan Documents and the Cleveland Subsidiary Documents.

     5.2 Cleveland Subsidiary Inventory Reporting. On the date hereof, Borrower shall unconditionally and irrevocably authorize and direct Cleveland Subsidiary to deliver to Agent the statements and reports described in Section 4.3 of the Amended Intercreditor Agreement and, thereafter, Borrower shall provide Cleveland Subsidiary with the information described in Section 7.1(a)(ii), 7.1(a)(iii) (F) and (G) and 7.1(a)(v) of the Loan Agreement and any additional information, reports and documentation in connection therewith to assist Cleveland Subsidiary with the preparation of such statements and reports.

     5.3 No Default. No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing on the date of this Amendment No. 2.

     5.4 Corporate Power and Authority. This Amendment No.2 has been duly executed and delivered by Borrower and each Guarantor and is in full force and effect as of the date of this Amendment No. 2 and the agreements and obligations of Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrower and such Guarantor enforceable against Borrower and such Guarantor in accordance with their respective terms.

     5.5 Consents. Borrower and Guarantors have received all necessary consents and approvals of third parties to the transactions contemplated by this Amendment No. 2.

     Section 6. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to, Agent having received, in form and substance reasonably satisfactory to Agent:

     6.1 true, correct and complete copies of the Cleveland Loan Documents, duly authorized, executed and delivered by Cleveland, Borrower and Guarantors, as applicable, and evidence that the Cleveland Loan Documents are in full force and effect;

     6.2 true, correct and complete copies of the Cleveland Subsidiary Documents and all amendments thereto, duly authorized, executed and delivered by Cleveland and Borrower, as applicable, and evidence that the Cleveland Subsidiary Documents and all amendments thereto are in full force and effect;

     6.3 true, correct and complete copy of Amendment No. 2 to Subordinated Loan and Security Agreement, dated as of even date herewith, by and among Borrower, Guarantors and Ford, duly authorized, executed and delivered by Borrower, Guarantors and Ford;

     6.4 a written statement, duly authorized, executed and delivered by the chief financial officer of Borrower, in the form attached as Exhibit A hereto;

     6.5 a written statement, duly authorized, executed and delivered by the chief financial officer of Cleveland Subsidiary, in the form attached as Exhibit A to the Amended Intercreditor Agreement,

     6.6 the approval of the Required Lenders of this Amendment No. 2 and the Amended Intercreditor Agreement including, the express authorization of such Lenders to the execution, delivery and performance of this Amendment No. 2 and the Amended Intercreditor Agreement, by Agent, on behalf of all Lenders, and evidence that such approval is in full force and effect;

     6.7 an original of the Amended Intercreditor Agreement, duly authorized, executed and delivered by Cleveland, Cleveland Subsidiary and Ford and acknowledged by Borrower and each Guarantor and evidence that such agreement is in full force and effect; and

     6.8 an original of this Amendment No. 2, duly authorized, executed and delivered by Borrower and each Guarantor.

     Section 7.  Provisions of General Application

     7.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 2 and the other Financing Agreements, the terms of this Amendment No. 2 shall control. The Loan Agreement and this Amendment No. 2 shall be read and construed as one agreement.

     7.2 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower or Guarantors to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements.

     7.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment No. 2.

     7.4 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of

New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

     7.5 Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     7.6 Survival of Representations and Warranties. All representations and warranties made in this Amendment No. 2 or any other document furnished in connection with this Amendment No. 2 shall survive the execution and delivery of this Amendment No. 2 and the other documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

     7.7 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                   ROUGE STEEL COMPANY

                                   By:
                                      ----------------------------------------

                                   Title:
                                         --------------------------------------


                                   ROUGE INDUSTRIES, INC.

                                   By:
                                      ----------------------------------------

                                   Title:
                                         --------------------------------------


                                   QS STEEL INC.

                                   By:
                                      ----------------------------------------

                                   Title:
                                         --------------------------------------


                                   EVELETH TACONITE COMPANY

                                   By:
                                      ----------------------------------------

                                   Title:
                                         --------------------------------------


AGREED:

CONGRESS FINANCIAL CORPORATION,
     as Agent

By:
   -----------------------------

Title:
      ---------------------------

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 2

                      Form of Written Statement By Borrower

                                 [See Attached]

                                    EXHIBIT B
                                       TO
                                 AMENDMENT NO. 2


                   Addition to Schedule 8.4 to Loan Agreement

                                 [See Attached]



                                      B-1